Exhibit 99.1

Jabil Posts Third Quarter Results

Reaffirms EPS Targets for FY18 and FY19; Extends Capital Return Framework

St. Petersburg, FL – June 14, 2018. Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its third quarter of fiscal year 2018.

Third Quarter of Fiscal Year 2018 Highlights:

•	Net revenue: $5.4 billion

•	Diversified Manufacturing Services (DMS) Year-on-year revenue growth: 36 percent

•	Electronics Manufacturing Services (EMS) Year-on-year revenue growth: 12 percent

•	U.S. GAAP operating income: $113.0 million

•	U.S. GAAP diluted earnings per share: $0.25

•	Core operating income (Non-GAAP): $150.1 million

•	Core diluted earnings per share (Non-GAAP): $0.46

“Our team achieved a strong third quarter characterized by solid revenue growth and core margin expansion, year-on-year, while navigating a challenging components market,” said CEO Mark Mondello. “Our DMS segment grew by 36 percent, well-ahead of expectations, and posted meaningful income growth on a yearly basis. Similarly, our EMS segment grew both revenue and earnings by double-digits during the quarter. Most importantly, these results reflect one of our most diversified earnings performances in recent memory giving us confidence in both our enterprise-level strategy and outlook,” he added.

Fourth Quarter of Fiscal Year 2018 Guidance:

• Net revenue	$5.2 billion to $5.6 billion
• U.S. GAAP operating income	$144 million to $199 million
• U.S. GAAP diluted earnings per share	$0.38 to $0.65 per diluted share
• Core operating income (Non-GAAP) (1)	$175 million to $225 million
• Core diluted earnings per share (Non-GAAP) (1)	$0.56 to $0.80 per diluted share
• Diversified Manufacturing Services	Consistent revenue year-on-year
• Electronics Manufacturing Services	Increase revenue 13 percent year-on-year
• Total company	Increase revenue 8 percent year-on-year

(1) Fourth quarter core operating income and core diluted earnings per share exclude anticipated adjustments of $8.6 million for amortization of intangibles (or $0.05 per diluted share), $15.4 million for stock-based compensation expense and related charges (or $0.09 per diluted share) and $7.0 million to $2.0 million for restructuring and related charges (or $0.04 to $0.01 per diluted share).

“Based on our strong year-to-date results and the guidance we’re providing today for the fourth fiscal quarter, we now expect fiscal 2018 revenue and core earnings per share growth of 14 percent and 23 percent, respectively, as we deliver on our core earnings per share target of $2.60. Additionally, given the confidence we have in delivering $3.00 per share in fiscal 2019 and the value we see in our business, we’ve elected to increase and extend our capital return framework through fiscal 2019. This updated capital return framework now perfectly aligns with the final portion of our three-year strategic plan, and reflects management’s confidence to generate additional cash flows on top of our desired investments for the business,” added Mondello.

Jabil’s Board Authorizes $350 Million Share Repurchase:

Since the inception of the Capital Return Framework in 2016, Jabil has repurchased $716 million in Jabil common stock and distributed $118 million to shareholders via its quarterly dividend. At the end of the third fiscal quarter, $134 million in capacity remains outstanding on our current share repurchase authorization that expires on August 31, 2018.

Today, Jabil is announcing that its Board of Directors has authorized an additional share repurchase program for the purchase of up to $350 million in Jabil common stock. The share repurchase authorization expires on August 31, 2019. The shares will be repurchased from time-to-time through various methods, including open market repurchases, at the Company’s discretion and subject to market conditions and other factors.

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, impairment on securities, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil reports core operating income, core earnings and core diluted and basic earnings per share to provide investors an additional method for assessing operating income, earnings and diluted earnings per share from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This news release contains forward-looking statements, including those regarding our anticipated financial results for our third quarter of fiscal year 2018; our guidance for future financial performance in our fourth quarter of fiscal year 2018 (including net revenue, total company and segment revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), and core diluted earnings per share (Non-GAAP) results and the components thereof, in each case for our fourth quarter of fiscal year 2018) and full year 2018 (net revenue, operating cash flows and core earnings per share (Non-GAAP)); and our plans to repurchase stock. The statements in this press release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our third quarter of fiscal year 2018 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; unexpected, adverse seasonal impacts on demand; performance in the markets in which we operate; changes in macroeconomic conditions; the occurrence of, success and expected financial results from, product ramps; our ability to maintain and improve costs, quality and delivery for our customers; whether our restructuring activities and the realignment of our capacity will adversely affect our cost structure, ability to service customers and labor relations; reliance on a limited number of suppliers for critical components; changes in technology; competition; anticipated growth for us and our industry that may not occur; managing rapid growth; managing rapid declines in customer demand and other related customer challenges that may occur; our ability to successfully consummate acquisitions and divestitures; managing the integration of businesses we acquire; risks associated with international sales and operations; retaining key personnel; dependence on a limited number of large customers; and adverse changes in political conditions, in the U.S. and internationally, including, among others, adverse changes in tax laws and rates and our ability to estimate and manage their impact. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2017 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings and core diluted and basic earnings per share to provide investors an additional method for assessing operating income, earnings and earnings per share from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation. The Company determines the tax effect of the items excluded from core earnings and core basic and diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Company Conference Call Information: Jabil will hold a conference call to discuss its third quarter results today at 4:30 p.m. ET live on the Internet at www.jabil.com. The call will be recorded and archived on the web at www.jabil.com. A taped replay of the conference call will also be available through midnight ET on June 21, 2018. To access the replay, call (855) 859-2056 from within the United States, or (404) 537-3406 outside the United States. The pass code is: 1466207. An archived webcast of the conference call will be available at https://investors.jabil.com/.

About Jabil: Jabil (NYSE: JBL) is a product solutions company providing comprehensive design, manufacturing, supply chain and product management services. Operating from over 100 facilities in 29 countries, Jabil delivers innovative, integrated and tailored solutions to customers across a broad range of industries. For more information, visit jabil.com.

Company Contacts:

Beth Walters

Senior Vice President, Investor Relations & Communications

(727) 803-3511

beth_walters@jabil.com

Adam Berry

Senior Director, Investor Relations

(727) 803-5772

adam_berry@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	May 31, 2018 (unaudited)	August 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$677,492	$1,189,919
Accounts receivable, net	1,586,685	1,397,424
Inventories, net	3,343,782	2,942,083
Prepaid expenses and other current assets	1,124,028	1,097,257

Total current assets	6,731,987	6,626,683
Property, plant and equipment, net	3,127,083	3,228,678
Goodwill and intangible assets, net	919,824	892,780
Deferred income taxes	230,751	205,722
Other assets	165,865	142,132

Total assets	$11,175,510	$11,095,995

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable, long-term debt and capital lease obligations	$273,500	$445,498
Accounts payable	4,327,659	4,257,623
Accrued expenses	1,980,266	2,167,472

Total current liabilities	6,581,425	6,870,593
Notes payable, long-term debt and capital lease obligations, less current installments	2,175,133	1,632,592
Other liabilities	66,690	74,237
Income tax liabilities	132,338	100,902
Deferred income taxes	34,366	49,327

Total liabilities	8,989,952	8,727,651

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	257	253
Additional paid-in capital	2,191,406	2,104,203
Retained earnings	1,830,921	1,730,893
Accumulated other comprehensive income	25,932	54,620
Treasury stock, at cost	(1,875,375)	(1,536,455)

Total Jabil Inc. stockholders’ equity	2,173,141	2,353,514
Noncontrolling interests	12,417	14,830

Total equity	2,185,558	2,368,344

Total liabilities and equity	$11,175,510	$11,095,995

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017
Net revenue	$5,436,952	$4,489,557	$16,323,585	$14,040,092
Cost of revenue	5,038,725	4,163,142	15,058,940	12,920,267

Gross profit	398,227	326,415	1,264,645	1,119,825
Operating expenses:
Selling, general and administrative	252,487	233,884	789,482	665,879
Research and development	10,082	7,274	27,535	21,982
Amortization of intangibles	10,040	9,174	29,909	26,262
Restructuring and related charges	12,647	32,700	29,462	113,529

Operating income	112,971	43,383	388,257	292,173
Interest and other, net	41,818	47,601	123,403	117,552

Income (loss) before income tax	71,153	(4,218)	264,854	174,621
Income tax expense	28,451	21,481	120,705	93,495

Net income (loss)	42,702	(25,699)	144,149	81,126
Net income (loss) attributable to noncontrolling interests, net of tax	161	(418)	505	(2,285)

Net income (loss) attributable to Jabil Inc.	$42,541	$(25,281)	$143,644	$83,411

Earnings (loss) per share attributable to the stockholders of Jabil Inc.:
Basic	$0.25	$(0.14)	$0.83	$0.46

Diluted	$0.25	$(0.14)	$0.81	$0.45

Weighted average shares outstanding:
Basic	170,514	181,038	174,013	182,982

Diluted	173,279	181,038	176,997	186,621

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Nine months ended
	May 31, 2018	May 31, 2017
Cash flows from operating activities:
Net income	$144,149	$81,126
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	583,646	570,557
Restructuring and related charges	14,838	58,613
Recognition of stock-based compensation expense and related charges	74,977	33,377
Deferred income taxes	(39,762)	(44,916)
Provision for allowance for doubtful accounts	20,577	8,524
Other, net	(4,059)	17,766
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(186,231)	(85,761)
Inventories	(379,658)	(216,149)
Prepaid expenses and other current assets	(32,981)	100,397
Other assets	(21,542)	(28,852)
Accounts payable, accrued expenses and other liabilities	20,897	38,341

Net cash provided by operating activities	194,851	533,023

Cash flows from investing activities:
Acquisition of property, plant and equipment	(819,167)	(482,739)
Proceeds and advances from sale of property, plant and equipment	246,370	43,437
Cash paid for business and intangible asset acquisitions, net of cash	(109,664)	(36,620)
Other, net	(2,360)	(1,360)

Net cash used in investing activities	(684,821)	(477,282)

Cash flows from financing activities:
Borrowings under debt agreements	6,847,756	5,432,503
Payments toward debt agreements	(6,472,728)	(5,370,936)
Payments to acquire treasury stock	(316,394)	(237,135)
Dividends paid to stockholders	(44,274)	(45,550)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	12,844	11,246
Treasury stock minimum tax withholding related to vesting of restricted stock	(22,526)	(11,558)
Other, net	(11,876)	(1,496)

Net cash used in financing activities	(7,198)	(222,926)

Effect of exchange rate changes on cash and cash equivalents	(15,259)	(943)

Net decrease in cash and cash equivalents	(512,427)	(168,128)
Cash and cash equivalents at beginning of period	1,189,919	912,059

Cash and cash equivalents at end of period	$677,492	$743,931

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017
Operating income (U.S. GAAP)	$112,971	$43,383	$388,257	$292,173

Amortization of intangibles	10,040	9,174	29,909	26,262
Stock-based compensation expense and related charges	15,038	18,350	82,822	33,377
Restructuring and related charges	12,647	32,700	29,462	113,529
Distressed customer charge	—	10,198	14,706	10,198
Business interruption and impairment charges, net	(634)	—	10,722	—

Adjustments to operating income	37,091	70,422	167,621	183,366

Core operating income (Non-GAAP)	$150,062	$113,805	$555,878	$475,539

Net income (loss) attributable to Jabil Inc. (U.S. GAAP)	$42,541	$(25,281)	$143,644	$83,411
Adjustments to operating income	37,091	70,422	167,621	183,366
Impairment on securities	—	11,539	—	11,539
Adjustments for taxes(1)	(16)	431	29,037	(2,793)

Core earnings (Non-GAAP)	$79,616	$57,111	$340,302	$275,523

Earnings (loss) per share (U.S. GAAP):
Basic	$0.25	$(0.14)	$0.83	$0.46

Diluted	$0.25	$(0.14)	$0.81	$0.45

Core earnings per share (Non-GAAP):
Basic	$0.47	$0.32	$1.96	$1.51

Diluted	$0.46	$0.31	$1.92	$1.48

Weighted average shares outstanding used in the calculations of earnings per share (U.S. GAAP):
Basic	170,514	181,038	174,013	182,982

Diluted	173,279	181,038	176,997	186,621

Weighted average shares outstanding used in the calculations of earnings per share (Non-GAAP):

Basic	170,514	181,038	174,013	182,982

Diluted	173,279	184,940	176,997	186,621

(1)	Includes a $30.9 million provisional estimate to account for the effects of the Tax Cuts and Jobs Act for the nine months ended May 31, 2018.